TRANSAMERICA FUNDS

Supplement dated February 1, 2010
to the Retail Prospectus dated March 1, 2009, as previously supplemented

Transamerica Flexible Income

Effective February 1, 2010, the table under the section entitled “Additional Information — Management — Advisory Fee” is deleted and replaced with the following:

Average Daily Net Assets

First $250 million	0.475%
Over $250 million up to $350 million	0.425%
Over $350 million	0.40%

Effective February 1, 2010, the table under the section entitled “Additional Information — Management — Sub-Advisory Fee” is deleted and replaced with the following:

First $250 million	0.175%
Over $250 million up to $350 million	0.125%
Over $350 million	0.0875%

less 50% of any amount reimbursed pursuant to the fund’s expense limitation.

The following information supplements and amends information in the “Fee Table” in the section entitled “Fees and Expenses” in the Prospectus:

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Actual expenses may vary significantly.

Shareholder Fees (fees paid directly from your investment)
	Class of Shares
	A	B	C

Maximum sales charge (load) imposed on purchases (as a% of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None [a]	5.00% [b]	1.00% [c]

Annual Fund Operating Expenses (expenses that are deducted from fund assets)[d]
	Class of Shares
	A	B	C

Management fees	0.46%	0.46%	0.46%
Distribution and service (12b-1) fees	0.35%	1.00%	1.00%
Other expenses	0.19%	0.30%	0.16%
Total annual fund operating expenses	1.00%	1.76%	1.62%
Expense reduction[e]	0.10%	0.00%	0.00%
Net operating expenses	0.90%	1.76%	1.62%

[a]	Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge (“CDSC”) for 24 months after purchase.
[b]	Purchases of Class B shares are subject to a declining CDSC if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0%-6th year and later).
[c]	Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase.
[d]	Annual fund operating expenses are based on estimates for the current fiscal year.
[e]	Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2010, to waive fees and/or reimburse fund expenses to the extent that the fund’s total expenses exceed 1.50%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.50%, excluding 12b-1 fees and extraordinary expenses. In addition, TAM has contractually agreed, through February 1, 2011, to waive 0.10% of the 0.35% 12b-1 fee on Class A shares.

The following information supplements and amends information in the “Example” in the section entitled “Fees and Expenses” in the Prospectus:

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the fund’s future performance) and fund operating expenses remaining the same. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:
Share Class		1 year	3 years	5 years	10 years

A		$562	$769	$992	$1,633
B	†	$679	$854	$1,054	$1,871
C		$265	$511	$881	$1,922

If the shares are not redeemed:
Share Class		1 year	3 years	5 years	10 years

A		$562	$769	$992	$1,633
B	†	$179	$554	$954	$1,871
C		$165	$511	$881	$1,922

†	Examples for Class B shares assume conversion to Class A shares eight years after purchase.

Investors Should Retain this Supplement for Future Reference